UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2013

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Offering of Common Stock

On October 22, 2013, Crown Castle International Corp. (the “Company”) entered into an underwriting agreement (the “Common Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 41,400,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in a registered public offering pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-180526). For a complete description of the terms and conditions of the Common Underwriting Agreement, please refer to the Common Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.1.

Offering of 4.50% Mandatory Convertible Preferred Stock, Series A

On October 22, 2013, the Company entered into an underwriting agreement (the “Preferred Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as the representatives of the several underwriters named on Schedule I thereto (the “Preferred Underwriters”), pursuant to which the Company agreed to issue and sell to the Preferred Underwriters an aggregate of 9,775,000 shares of its 4.50% Mandatory Convertible Preferred Stock, Series A, liquidation preference $100.00 per share, par value $0.01 per share (the “Mandatory Convertible Preferred Stock”), in a registered public offering pursuant to the Registration Statement. For a complete description of the terms and conditions of the Preferred Stock Underwriting Agreement, please refer to the Preferred Stock Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.2.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On October 28, 2013, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of its Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Subject to certain exceptions, so long as any Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the shares of the Company’s common stock or any other class or series of junior stock, and no common stock or any other class or series of junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of the Company’s subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash or number of shares of the Company’s common stock has been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $100.00 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to but excluding the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets legally available for distribution to the Company’s stockholders, after satisfaction of liabilities to the Company’s creditors and holders of shares of any senior stock and before any payment or distribution is made to holders of junior stock (including the Company’s common stock).

The terms of the Mandatory Convertible Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 28, 2013, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Prior to filing the Certificate of Designations establishing the Mandatory Convertible Preferred Stock with the Secretary of State of the State of Delaware, the Company filed two Certificates of Elimination with the Secretary of State of the State of Delaware on October 25, 2013. The Certificates of Elimination eliminated from the Company’s Amended and Restated Certificate of Incorporation, as amended, all matters set forth in the Certificate of Designations of the 6.25% Cumulative Convertible Preferred Stock of the Company, dated August 2, 2000, and the Certificate of the Designation of Series A Participating Cumulative Preferred Stock of the Company, dated August 21, 1998, as amended by the Amended Certificate of Designations of Series A Participating Cumulative Preferred Stock dated August 2, 2000. No shares of preferred stock were issued or outstanding at the time of the filing of the Certificates of Elimination. Copies of the Certificates of Elimination are filed as Exhibits 3.2 and 3.3 hereto, and are incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Common Stock, dated October 22, 2013, between Crown Castle International Corp. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters

1.2	Underwriting Agreement relating to the Mandatory Convertible Preferred Stock, dated October 22, 2013, between Crown Castle International Corp. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters

3.1	Certificate of Designations of the 4.50% Mandatory Convertible Preferred Stock, Series A, of Crown Castle International Corp., filed with the Secretary of State of the State of Delaware and effective October 28, 2013

3.2	Certificate of Elimination of Certificate of Designations of the 6.25% Cumulative Convertible Preferred Stock of Crown Castle International Corp., dated August 2, 2000

3.3	Certificate of Elimination of Certificate of Designation of the Series A Participating Cumulative Preferred Stock of Crown Castle International Corp., dated August 21, 1998, as amended on August 2, 2000

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s Common Stock (including the consent required with respect thereto)

5.2	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s 4.50% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s Common Stock (including the consent required with respect thereto)

8.2	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s 4.50% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

8.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s Common Stock (including the consent required with respect thereto)

8.4	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s 4.50% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By: /s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President and General Counsel

Date: October 28, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Common Stock, dated October 22, 2013, between Crown Castle International Corp. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters

1.2	Underwriting Agreement relating to the Mandatory Convertible Preferred Stock, dated October 22, 2013, between Crown Castle International Corp. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters

3.1	Certificate of Designations, of the 4.50% Mandatory Convertible Preferred Stock, Series A, of Crown Castle International Corp., filed with the Secretary of State of the State of Delaware and effective October 28, 2013

3.2	Certificate of Elimination of Certificate of Designations of the 6.25% Cumulative Convertible Preferred Stock of Crown Castle International Corp., dated August 2, 2000

3.3	Certificate of Elimination of Certificate of Designation of the Series A Participating Cumulative Preferred Stock of Crown Castle International Corp., dated August 21, 1998, as amended on August 2, 2000

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s Common Stock (including the consent required with respect thereto)

5.2	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s 4.50% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s Common Stock (including the consent required with respect thereto)

8.2	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s 4.50% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

8.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s Common Stock (including the consent required with respect thereto)

8.4	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s 4.50% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)